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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 18, 1999


                              CKE RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-13192                  33-0602639
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification Number)


             1200 North Harbor Boulevard, Anaheim, California 92801
                    (Address of principal executive offices)


                                 (714) 774-5796
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

        On March 18, 1999 John J. Dunion was elected to the newly created position of Executive Vice President, Chief Administrative Officer of the Company.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CKE RESTAURANTS, INC.


Dated: March 19, 1999                        /s/ CARL A. STRUNK
                                             -----------------------------------
                                             Carl A. Strunk
                                             Executive Vice President
                                             Chief Financial Officer



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